UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2013

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

Suite 4750, 181 Bay Street

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On November 8, 2013, McEwen Mining Inc. (the “Company”) issued a press release announcing a summary of its third quarter 2013 operating results.  A copy of the November 8, 2013 press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 2.02, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 7.01              Regulation FD Disclosure.

On November 8, 2013, the Company issued a press release reminder of its conference call on Friday, November 8, 2013 at 11:00 a.m. Eastern Time to provide the Company’s third quarter update.  A copy of the November 8, 2013 press release is attached to this report as Exhibit 99.2.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01              Financial Statements and Exhibits.

(d)                   Exhibit.  The following exhibit is furnished with this report:

99.1        Press release — Third quarter summary dated November 8, 2013.

99.2        Press release — Reminder of third quarter conference call dated November 8, 2013.

Cautionary Statement

With the exception of historical matters, the matters discussed in the press releases and in the conference call include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein.  Such forward-looking statements include, among others, statements regarding future metal prices, future exploration, development and production activities, and operating costs. Factors that could cause actual results to differ materially from projections or estimates include, among others, metal prices, economic and market conditions, receipt of permits, receipt of working capital, foreign tax changes, and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2012, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press releases or the conference call, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: November 8, 2013	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release — Third quarter summary dated November 8, 2013.

99.2	Press release — Reminder of third quarter conference call dated November 8, 2013.